UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2003

                           Mpower Holding Corporation

         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

   Delaware                      33339884-01                     52-2232143
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

175 Sully's Trail, Pittsford, NY                   14534
Address of principal executive offices)          (Zip Code)

Registrants' telephone number, including area code:  (585) 218-6550

                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 12. Results of Operations and Financial Condition.

     On August 5, 2003, Mpower Holding Corporation (the "Company") issued the press release attached as Exhibit 99.1 to this Form 8-K concerning the Company's results of operations for the fiscal quarter ended June 30, 2003

     This information, which is required to be disclosed pursuant to Item 12 of Form 8-K, is being furnished under Item 12 and this report and exhibit 99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower Holding Corporation cautions investors that certain statements contained in the press release attached hereto as Exhibit 99.1 that state management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, the expected financial and operational improvements from the transactions described herein, market makers independent decisions to create a market in the common stock of the company, future sales growth, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2003                       MPOWER HOLDING CORPORATION



                                             By:   /s/Russell I. Zuckerman
                                                 -----------------------------
                                             Name:   Russell I. Zuckerman
                                             Title:  Senior Vice President,
                                                     General Counsel and
                                                     Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description of Document

99.1              Press Release issued by Mpower Holding Corporation on August
                  5, 2003.